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Data Sales Co.
3450 West Burnsville Parkway
Burnsville, MN 55337
952-890-8838
fax:  952-890-8917

July 6, 2000                                    Via Fax-1 Page
                                                612-858-8881

Ms. Andrea Spears
Adaytum Software Inc.
2051 Killebrew Drive
Suite 400
Bloomington, MN 55425

Dear Andrea,

Data Sales Co., Inc. (DSC) is pleased to present ate additional lease, line proposal to Adaytum Software Inc. (ASI). This proposal should be considered confidential and may only be shared among employees, investors and/or consultants.

Equipment:                Tier One Technology Hardware (Dell, Cisco, IBM, etc.)
Lease Line:               $1,000,000.00
Downpayment:              10% of hardware plus all soft costs (freight, software, etc.)
Term:                     30 months
LRF:                      .03994 (floating 5 pts over prime at funding)
End of Term:              Fair market Value not to exceed 20% of equipment cost provided no default has occurred.
Warrants:                 5% of lease line amount based on per unit price of $8.55
Terms and Conditions:     a.  Monthly lease payments made by ACH deposit
                          b. DSC reserves the right to review this lease line on a monthly basis
                          c. Equipment to be leased in the United States of America only

As your acceptance of this proposal please have the Agreed to line signed below and fax back to my attention at 952-890-8917.

Thank you for the opportunity to provide Adaytum Software Inc. with its leasing requirements.

Sincerely,                                  AGREED TO BY:

                                            Name:  /s/ Michael Mehr
                                                   ----------------------------
                                                   Michael Mehr

/s/ Daniel Gannon
Daniel Gannon                               Title:  VP-Finance & Adm.
                                                  -----------------------------

                                            Date:  July 26, 2000
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